RIMCO MONUMENT FUNDS
    RIMCO Monument Stock Fund
    RIMCO Small Capitalization Equity Fund


SUPPLEMENT TO COMBINED PROSPECTUS DATED JUNE 30, 1995
Effective immediately, Richard Convy and Kathleen Neumann have assumed co-management of the RIMCO Monument Stock and Small Capitalization Equity Funds. Mr. Convy is Director of Equity Research at RIMCO and Vice President and Trust Officer in charge of the Personal Trust Portfolio Management group at Riggs National Bank. Previously, he was Vice President and Portfolio Manager at First Union Bank. Mr. Convy has spent 19 years in the investments field with 10 years of direct investment management experience. He earned a B.B.A. in Accounting from Hofstra University and an M.B.A. in Finance from George Washington University. He is a Chartered Financial Analyst, a Certified Public Accountant and a Personal Financial Specialist.
Ms. Neumann is Assistant Director of Equity Research at RIMCO. Previously, she was Security Analyst and Portfolio Manager at Growth Stock Outlook, Inc. Ms. Neumann has over ten years experience in financial analysis and investment management. She earned a B.A. in Economics from the University of Maryland and an M.B.A. in Finance and Investments from George Washington University. She is a Chartered Financial Analyst.
                                                                October 24, 1995


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   RIGGS INVESTMENT MANAGEMENT CORP.
(RIMCO)

   Adviser
   FEDERATED SECURITIES CORP.

   Distributor

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